UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

___________________

AMENDMENT NO. 1 TO
FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: February 10, 2012
(Date of earliest event reported)

BIORESTORATIVE THERAPIES, INC.
(Exact Name of Registrant as Specified in Charter)

Nevada	000-54402	91-1835664
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification Number)

555 Heritage Drive, Jupiter, Florida	33458
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code: (561) 904-6070

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

____	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
____	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
____	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
____	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This amendment is being filed to correct a typographical error made in the original Form 8-K filing.  With regard to the authorization of the Board of Directors to effect a reverse stock split of the Company’s common stock, the correct ratios are “not less than 1-for-10 and not more than 1-for-150.”  The Board of Directors has not made any determination as to whether or not a reverse stock split is to be effected or as to any ratio that would be set if the Board of Directors determines to effect a reverse stock split.

Item 5.07	Submission of Matters to a Vote of Security Holders.

On February 10, 2012, BioRestorative Therapies, Inc. (the “Company”) held its Annual Meeting of Shareholders (the “Annual Meeting”).  The following is a listing of the votes cast for or withheld, and the number of broker non-votes, with respect to each nominee for director and a listing of the votes cast for and against, as well as abstentions and broker-non votes, with respect to each other matter voted upon at the Annual Meeting.  Each of the nominees was elected as a director and each of the other matters was approved.

1.	Election of Board of Directors:

	Number of Shares
	For	Withheld	Broker Non-Votes
Mark Weinreb	321,129,947	537,305	62,689,403
A. Jeffrey Radov	321,129,947	537,305	62,689,403
Joel San Antonio	321,129,947	537,305	62,689,403

2.           Approval of an amendment to the Company’s Articles of Incorporation to increase the number of shares of common stock authorized to be issued by the Company from 800,000,000 to 1,500,000,000:

For	355,101,393
Against	29,255,262
Abstentions	-
Broker Non-Votes	-

3.           Authorization of the Board of Directors to effect a reverse stock split of the Company’s common stock by a ratio of not less than 1-for-10 and not more than 1-for-150, with the Board of Directors of the Company having discretion as to whether or not the reverse split is to be effected, and with the exact ratio of any reverse split to be set at a whole number within the above range as determined by the Company’s Board of Directors in its discretion:

For	353,629,250
Against	30,727,405
Abstentions	-
Broker Non-Votes	-

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)           On February 10, 2012, the Company and Mark Weinreb, its Chief Executive Officer, agreed to extend the term of Mr. Weinreb’s employment agreement with the Company for a period of two years to October 4, 2015.  During the two year extension period, the annual compensation payable to Mr. Weinreb shall remain at the level payable to him for the twelve month period ended October 4, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BIORESTORATIVE THERAPIES, INC.

Dated: February 24, 2012	By:	/s/ Mark Weinreb
Mark Weinreb
Chief Executive Officer